UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.          Reports to Stockholders.

Semi-Annual Report

JUNE 30, 2012

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance	12

Fund Overview	16

Schedule of Investments	18

Statement of Assets and Liabilities	30

Statement of Operations	32

Statements of Changes in Net Assets	33

Financial Highlights	34

Notes to Financial Statements	36

Fund Expenses	48

General Information	50

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Since I last wrote to you in February, financial markets have experienced all the action of a roller coaster but little of the amusement. Equities rallied through March, drifted in April, swooned in May, and then rebounded in June. In an environment of ongoing uncertainty, many countries continue to struggle to meet a variety of structural, fiscal, and demographic challenges. Leadership changes in recent and upcoming elections around the world have amplified this uncertainty.

At First Eagle, we recognize that the future is always uncertain and we seek to invest accordingly. Our primary focus remains unchanged: protecting and growing our shareholders' purchasing power over time. We believe the best method to address this is, first and foremost, attempting to avoid permanent impairments to our shareholders' capital. By targeting quality companies at attractive prices, we seek a margin of safety that affords us a measure of downside protection. These concepts are central to the value philosophy of our firm and extend across all of our investment products.

The Global Value Team continues to seek investments in enterprise with the potential to protect and build wealth over time. In this effort, they continue to view cash as a source of deferred purchasing power and gold as a potential hedge against unforeseen events.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Letter from the President (continued)

Please be assured that we remain dedicated to our goal of managing your investments in our Fund in the same prudent manner as they have been for the past decade and a half.

Sincerely,

John P. Arnhold

President

August 2012

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. All investments involve the risk of loss of principal.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Letter from the Global Value Team Portfolio Managers

Market Overview

After three years of economic turbulence, the world today feels to many as though it is returning to something closer to a normal state. Equity valuations have improved from distressed to more standard levels. Credit spreads have narrowed from extreme to more customary levels. Cyclical commodity prices look more rational than they were in the depths of the crisis. And business sentiment surveys like the Institute of Supply Management Index, which tracks the changes in the amount of manufacturing activity per month, would suggest that the dark days of 2008 are behind us.

Despite this evidence, however, we believe that we are experiencing what might be described as a collision of macroeconomic tectonic plates. One example of this disequilibrium is the shifting economic relationship between the U.S. and China. Back in 2000, the United States was the uncontested prime mover in the world economy; it was the dominant source of savings and investment activity in the world, generating approximately $1.8 trillion in gross national savings, or about 25% of global gross savings. At that time China was a distant player generating around $440 billion of gross national savings.1

Looking at the same numbers in 2011, the U.S. has essentially spent a lost decade in terms of its competitiveness. Gross national savings in 2011 were $1.9 trillion, virtually identical to where they were in 2000 in dollar terms, but this represents only 12% of global savings. On the other hand, China's gross national savings in 2011 is estimated at $3.7 trillion, nearly twice that of the United States and up eightfold since 2000.1

This reflects what we perceive to be a massive sea change in the competitive structure of the world economy—a change of which can create enormous social tensions that may drag on for a generation. From a policy standpoint, there is no silver bullet. The only approach to solving an issue of this nature is realism, reinvention and even, in some cases, relocation of human capital. Governments can experiment with monetary policy to force nominal income growth on the economy, or with fiscal policy aimed at transferring income and sustaining demand, but neither action will address the root cause of a rapidly changing competitive landscape.

1 International Monetary Fund, World Economic Outlook Database, April 2012

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Letter from the Global Value Team Portfolio Managers (continued)

If the U.S. tries to avoid deflation by using accommodative policy to force nominal GDP growth, the countries on the other side of the exchange rate misalignment—specifically China and the Middle East—may ultimately experience unusually high inflation if they continue to peg their currencies to the dollar. What impact could this have on social stability in those regions? Can we even identify the key political players who will be tasked with managing these complex issues in the U.S., China, the Middle East and beyond in 2013?

Sometimes a policy attempt to immunize against social unrest in one location can cause it to spread elsewhere. Consider that the problems in Europe today are not dissimilar to the savings and investment imbalance between China and the U.S.. After a decade of wage moderation, Germany has become quite competitive, running a large trade surplus compared to its peripheral neighbors who run deficits. And just as the U.S.'s desire to avoid deflation could lead to an inflationary outcome in China and the Middle East, Germany's desire to retain its fiscal prudence requires the members of the European Union to adopt a deflationary stance should their currencies remain intertwined as the Euro.

We do not yet know what the new sociopolitical-economic equilibrium will be in the next generation or what consequences policy reforms might have. All we do know is that the future remains uncertain.

Portfolio Overview

In the context of this global tectonic shift, how do we position our portfolios?

We believe that maintaining a clear goal is the most important navigational tool. At First Eagle, our goal is to attempt to preserve and grow real purchasing power, first and foremost by trying to avoid the permanent impairment of capital. We do this by investing in companies one security at a time, with what we feel is an appropriate margin of safety in price, capital structure and management temperament. In selecting these securities, we seek to identify some form of scarcity—as opposed to following the popular market trends of the day. In our view, one of the most disturbing characteristics of the investment landscape is the widespread adoption of thematic investing, where people feel the need to be heavily invested in broad sectors or geographic regions offering the promise of macro growth.

A significant portion of our portfolios is invested in equity securities that we believe embody some element of scarcity—be it a real asset, an intangible asset, or a discount to our estimate of intrinsic value—that we believe can help us

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and T. Kimball Brooker, Jr.

achieve our goal of seeking long-term growth of capital on behalf of our shareholders. The volatility of equities as an asset class allows us to identify scarcity and then invest when stocks trade at what we consider to be the right price.

One way that scarcity may exist is in the form of a business owning supply-constrained real assets. If we can buy into a long-lived conventional oilfield at a time when the marginal barrel of oil is being extracted at a higher cost in an unconventional oilfield, we will. We seek to purchase such equities when we feel they are trading at a material discount to the liquidation value of those reserves.

Scarcity may also exist in intangible assets. We define intangible assets as businesses with hard-to-replicate market positions. These are the royalty-like businesses that capture a narrow slice of the world economy. We own a range of securities that have dominant market positions with economies of scale. We feel these attributes create sustainable competitive advantages that are not easy to replicate.

Finally, scarcity may also exist in price. These opportunities are typically found in "bargain" businesses that don't own a supply-constrained real asset, nor do they have a monopoly-like market position. Instead, these businesses trade at a substantial discount to our view of their intrinsic value. From holding companies to heavily discounted Japanese pharmaceuticals and telecom companies, we hold a variety of securities at what we consider a substantial discount to intrinsic value. This discount may both provide an opportunity for appreciation and help protect the investment against the fault lines in a changing world economy.

We typically maintain some part of our portfolios in cash and cash equivalents, which we are willing to hold as a residual of our disciplined investment approach. Ultimately, our goal is to find good businesses at good prices. However, during periods when we can't find investments at prices we like, we are willing to wait. We believe that we will eventually find opportunities to deploy that cash in windows of market distress. Right now, we have less than a

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Letter from the Global Value Team Portfolio Managers (continued)

fifth of our portfolio in cash and short-dated sovereigns. The goal of this strategy is to enable us to both take advantage of opportunities when the market weakens, and to avoid becoming forced sellers of securities we hold in the portfolios at a time when they are undervalued in order to be able to invest in new opportunities.

Finally, about 8% of the portfolio is in gold and gold equities. We use gold as a potential hedge—as nature's currency, although volatile, gold may serve as ballast in a world where the man-made financial architecture is fraying at the edges. Going forward, we don't know what will happen to the price of gold. If policies are prudent and productivity continues on its current course, we could see a recovery in the private sector of the world economy, a recovery in real interest rates, or an improvement in the creditworthiness of sovereigns. If this occurs, gold may become less valuable in real terms. The reason we own gold is because we have no assurances that a prudent fiscal path will be taken. Instead, the world's major central banks seem to remain committed to creating money out of thin air through quantitative easing, direct long-term bank lending and other unconventional means.

Amidst all of the global competitive uncertainty, however, we still see some reasons for optimism. We live in an age where good ideas are being generated in abundance, and can be transmitted around the globe in a fraction of a second. The most important asset in the global economy is intangible human capital. This provides some shield against the severe scenarios of doomsayers, and keeps us focused on meeting our investment objective of seeking long-term growth of capital on behalf of our shareholders.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Letter from the Global Value Team Portfolio Managers (continued)

We appreciate your confidence and thank you for your support.

Sincerely,

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

T. Kimball Brooker, Jr.

Portfolio Manager

August 2012

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. First Eagle Investment Management, LLC (FEIM) became investment adviser to the Fund commencing January 1, 2000. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

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Management's Discussion of Fund Performance

Markets around the world rose during the six months ending June 30, 2012. The MSCI World Index increased 5.9%. In Europe, the German DAX Index rose 8.8% while the French CAC 40 Index rose 1.2%. In the U.S., the S&P 500 Index rose 9.5% and in Japan, the Nikkei 225 Index increased 6.5%. In the commodities markets, crude oil declined 14% to $85 a barrel, while gold increased over 2.0% over the six-months closing at $1,597 an ounce on June 30th. The U.S. Dollar rose 2.8% against the Japanese Yen and 3.7% against the Euro.

The NAV of the Fund's shares rose 4.04% for the 6-month period compared to the MSCI EAFE Index which rose 2.96% during the period. As of June 30, 2012, the Fund's position in cash and cash equivalents was 15.92%.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Shimano, Inc. (bicycle parts, Japan), Thai Beverage PCL (beverages, Thailand), Deutsche Wohnen AG (real estate management, Germany), TNT Express NV (air freight & transport company, Netherlands) and Fanuc Corporation (automation components, Japan) collectively accounting for 2.1 percentage points of this period's performance.

The five largest detractors were Penn West Petroleum Limited (energy, Canada), Newcrest Mining Limited (gold mining, Australia), Gold Fields Limited (gold mining, South Africa), Jumbo SA (retail stores, Greece), and Neopost SA (postage systems, France). Their combined negative performance over the 6-month period subtracted 0.9 percentage points from the Fund's performance.

As of June 30, 2012, we were approximately 45% hedged versus the Japanese Yen and 35% hedged versus the Euro. We have maintained a conservative stance on hedging currencies and our philosophy is simple: we do not want to lose what we make on a cheap stock to an expensive currency. We believe that a moderate stance on the Euro is appropriate given the fiscal adjustment in peripheral Europe that is taking place.

Our primary focus is seeking to protect our investors against a permanent impairment of capital. We aim to achieve this by deploying cash selectively in investments and enterprise when we find a margin of safety, or the difference between what we pay for an investment and what we estimate its underlying intrinsic value to be. We are still finding opportunities today, but the margin of safety we seek is harder to find. While we remain focused on seeking to avoid a

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Management's Discussion of Fund Performance (continued)

permanent impairment of capital in each of our investments, we are invested in enterprise and thus we will not be immune to any adverse changes in sentiment over the short term.

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

T. Kimball Brooker, Jr.

Portfolio Manager

August 2012

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2012 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

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Fund Overview | Data as of June 30, 2012 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	–6.83%	2.36%	13.35%
MSCI EAFE Index	–13.83	–6.10	5.14
Consumer Price Index	1.66	1.95	2.46

Asset Allocation*

Countries*

Japan	31.36%
France	9.02
United States	6.24
Germany	4.55
Canada	3.98
Switzerland	3.69
Mexico	3.18
South Korea	2.58
United Kingdom	2.38
Singapore	2.26
Thailand	1.81
South Africa	1.54
Hong Kong	1.27
Austria	1.17
Australia	1.07
Spain	0.94
Bermuda	0.83
Sweden	0.75
Malaysia	0.75
Netherlands	0.73
Belgium	0.60
Ireland	0.53
Norway	0.49
Taiwan	0.42
Greece	0.42
Brazil	0.41
Italy	0.38
Israel	0.37
Turkey	0.36

*Asset Allocation and Countries percentages are based on total investments in the portfolio. Country allocations reflect country of issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*

Gold Bullion (precious metal)	6.20%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.68
Fanuc Corporation (Japanese automation components manufacturer)	2.08
SMC Corporation (Japanese automated control devices manufacturer)	2.02
Secom Company Limited (Japanese commercial services provider)	1.85
Keyence Corporation (Japanese sensors manufacturer)	1.76
HeidelbergCement AG (German building materials manufacturer)	1.73
Grupo Televisa S.A.B., ADR (Mexican media company)	1.66
Nestlé SA (Swiss food product company)	1.66
NKSJ Holdings, Inc. (Japanese insurance company)	1.50
Total	23.14%

*Holdings in cash, commercial paper, and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

First Eagle Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.92%
Australia 1.06% (a)
191,888	Newcrest Mining Limited	$6,323,738	$4,469,151
757,011	Spotless Group Limited	1,465,167	1,984,904
		7,788,905	6,454,055
Austria 1.16% (a)
120,698	OMV AG	4,936,209	3,796,513
344,128	Wienerberger AG	5,226,110	3,241,189
		10,162,319	7,037,702
Belgium 0.59% (a)
34,494	Groupe Bruxelles Lambert SA	2,959,008	2,341,803
16,497	Sofina SA	1,625,340	1,274,639
		4,584,348	3,616,442
Bermuda 0.83% (a)
103,180	Jardine Matheson Holdings Limited	3,050,550	5,025,928
Brazil 0.41%
137,759	Petroleo Brasileiro SA, ADR	3,504,845	2,498,948
Canada 3.72%
177,328	Agnico-Eagle Mines Limited	6,229,367	7,181,936
337,404	Penn West Petroleum Limited	6,175,119	4,517,840
140,863	Cenovus Energy, Inc.	3,214,000	4,479,444
165,992	Nexen, Inc.	2,632,628	2,803,605
45,360	Cogeco Cable, Inc.	1,989,764	2,063,863
75,229	EnCana Corporation	1,552,890	1,567,020
		21,793,768	22,613,708
France 8.71%
108,128	Sanofi (a)	8,107,747	8,186,670
252,843	Bouygues SA (a)	10,085,478	6,785,761
86,878	Sodexo (a)	2,423,887	6,765,648
125,834	Total SA (a)	6,435,857	5,664,542
278,681	Carrefour SA (a)	9,850,625	5,146,766
28,784	Robertet SA (b)	3,433,597	4,281,112
364,800	Société Télévision Francaise 1 (a)	6,165,468	2,913,345
38,447	Wendel SA (a)	1,327,985	2,847,431
52,842	Neopost SA (a)	4,579,685	2,820,452
26,499	NSC Groupe (c)	2,015,953	2,071,081
22,856	Laurent-Perrier	1,628,528	1,952,696

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.92% — (continued)
France 8.71% — (continued)
37,280	Société Foncière Financière et	$4,333,462	$1,197,358
	de Participations (a)
29,618	Legrand SA (a)	921,934	1,005,404
8,655	BioMerieux (a)	671,300	712,843
9,220	Gaumont SA	814,112	451,036
8,840	Sabeton SA (b)	100,102	141,874
		62,895,720	52,944,019
Germany 4.52% (a)
218,991	HeidelbergCement AG	11,631,523	10,515,271
446,645	Deutsche Wohnen AG	4,289,807	7,511,618
113,237	Daimler AG	5,530,580	5,089,606
118,125	Hamburger Hafen und Logistik AG	4,500,962	3,016,865
24,274	Fraport AG	913,552	1,307,216
		26,866,424	27,440,576
Greece 0.42% (a)
653,788	Jumbo SA (b)	5,566,991	2,523,287
Hong Kong 0.24% (a)
189,670	Guoco Group Limited	2,199,025	1,474,101
Ireland 0.53% (a)
165,783	CRH PLC	2,809,281	3,203,976
Israel 0.37% (a)
201,457	Israel Chemicals Limited	2,079,265	2,228,705
Italy 0.37%
397,580	Italcementi S.p.A. RSP (a)	3,849,944	929,109
68,340	Italcementi S.p.A. (a)	1,275,606	335,190
45,886	Italmobiliare S.p.A. RSP (b)	2,342,059	490,468
25,533	Italmobiliare S.p.A. (a)(b)	2,256,915	397,683
17,000	Recordati S.p.A. (a)	114,909	121,300
		9,839,433	2,273,750
Japan 31.14%
248,560	Shimano, Inc. (a)	8,264,060	16,311,595
76,980	Fanuc Corporation (a)	6,396,269	12,665,933
70,660	SMC Corporation (a)	8,344,041	12,262,373
244,460	Secom Company Limited (a)	10,633,409	11,221,256
43,210	Keyence Corporation (a)	7,894,994	10,699,026
428,700	NKSJ Holdings, Inc. (a)	11,510,327	9,134,666

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.92% — (continued)
Japan 31.14% — (continued)
1,383	KDDI Corporation (a)	$8,762,512	$8,929,983
192,980	Astellas Pharma, Inc. (a)	7,521,836	8,429,308
443,260	Mitsubishi Estate Company Limited (a)	6,755,512	7,959,904
428,000	MS&AD Insurance Group Holdings (a)	12,165,802	7,495,013
110,200	Ono Pharmaceutical Company Limited (a)	4,384,462	6,931,416
178,600	Nissin Foods Holdings Company Limited (a)	6,327,200	6,798,029
592,180	Kansai Paint Company Limited (a)	4,723,732	6,351,653
63,480	Hirose Electric Company Limited (a)	6,526,585	6,289,834
266,160	Hoya Corporation (a)	5,780,773	5,869,015
233,830	MISUMI Group, Inc. (a)	4,037,744	5,515,446
239,448	Chofu Seisakusho Company Limited (a)	4,468,508	5,465,305
168,194	Secom Joshinetsu Company Limited	3,485,653	4,776,659
118,600	Canon, Inc. (a)	5,021,017	4,737,833
205,490	Nomura Research Institute Limited (a)	3,935,334	4,526,164
172,532	Nitto Kohki Company Limited (a)	3,461,021	3,539,928
433,500	Japan Wool Textile Company Limited (a)	3,295,135	3,072,500
138,180	As One Corporation (a)	2,630,694	2,762,292
47,720	Shin-Etsu Chemical Company Limited (a)	2,241,899	2,630,313
1,526	NTT DoCoMo, Inc. (a)	2,312,296	2,541,651
149,210	Nagaileben Company Limited (a)	1,284,366	2,194,586
148,700	T. Hasegawa Company Limited (a)	2,196,668	1,880,864
126,660	OSG Corporation (a)	839,556	1,823,787
38,194	SK Kaken Company Limited	1,000,411	1,516,090
57,139	Meitec Corporation (a)	1,511,023	1,211,541
51,930	Daiichikosho Company Limited (a)	711,897	1,044,954
149,200	Chubu-Nippon Broadcasting Company Limited (a)	1,482,937	852,648
67,300	Aderans Company Limited (a)(b)	778,854	826,126
43,800	Seikagaku Corporation (a)	309,117	429,485
100,000	Shingakukai Company Limited (a)	685,580	357,614
41,770	Sansei Yusoki Company Limited (a)	299,204	202,535
		161,980,428	189,257,325

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2012 (unaudited)

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.92% — (continued)
Malaysia 0.74% (a)
3,947,290	Genting Malaysia Berhad	$3,363,197	$4,505,136
Mexico 3.16%
470,705	Grupo Televisa S.A.B., ADR	8,994,012	10,110,744
164,910	Industrias Peñoles S.A.B. de C.V.	933,385	7,085,684
86,919	Fresnillo PLC (a)	341,260	1,994,391
		10,268,657	19,190,819
Netherlands 0.73% (a)
307,353	TNT Express NV	3,383,576	3,605,959
197,336	PostNL NV	1,967,448	815,410
		5,351,024	4,421,369
Norway 0.48% (a)
404,895	Orkla ASA	2,845,525	2,934,866
Singapore 2.24% (a)
5,575,310	ComfortDelGro Corporation Limited	6,530,218	6,826,019
1,427,830	Haw Par Corporation Limited	4,360,519	6,785,636
		10,890,737	13,611,655
South Africa 1.53%
553,133	Gold Fields Limited, ADR	6,821,267	7,085,634
235,367	Harmony Gold Mining Company Limited, ADR	2,356,638	2,212,450
		9,177,905	9,298,084
South Korea 2.11%
76,024	KT&G Corporation	3,970,141	5,389,749
23,120	Nong Shim Company Limited (a)	4,690,522	4,177,606
1,360	Lotte Confectionery Company Limited (a)	605,175	1,859,210
60,950	Fursys, Inc.	1,479,507	1,372,951
1,909	Teems, Inc. (a)	25,595	19,897
		10,770,940	12,819,413
Spain 0.93% (a)
130,111	Red Electrica Corporation SA	6,421,473	5,679,653
Sweden 0.75% (a)
233,754	Investor AB, Class 'A'	4,657,344	4,303,983
12,577	Investor AB, Class 'B'	234,678	240,130
		4,892,022	4,544,113

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.92% — (continued)
Switzerland 3.66% (a)
169,380	Nestlé SA	$5,836,001	$10,109,835
129,778	Pargesa Holding SA	7,721,848	7,727,545
14,693	Rieter Holding AG	1,910,750	2,184,102
427	Lindt & Spruengli AG PC	1,208,579	1,319,862
20,283	Autoneum Holding AG (b)	1,010,590	925,454
		17,687,768	22,266,798
Thailand 1.79%
25,605,592	Thai Beverage PCL (a)	4,275,634	6,886,631
611,105	Bangkok Bank PCL NVDR (a)	2,002,395	3,717,920
20,000	OHTL PCL (c)	88,922	295,970
		6,366,951	10,900,521
Turkey 0.36% (a)
322,623	Yazicilar Holding AS	2,303,936	2,157,802
United Kingdom 2.37% (a)
246,940	GlaxoSmithKline PLC	4,684,146	5,618,665
223,658	Berkeley Group Holdings PLC (b)	2,688,737	4,956,318
912,233	WM Morrison Supermarkets PLC	4,183,267	3,813,103
		11,556,150	14,388,086
Total International Common Stocks		427,017,587	455,310,837
International Preferred Stock — 0.46%
South Korea 0.46% (a)
4,211	Samsung Electronics Company Limited	541,035	2,779,897
OUNCES
Commodity — 6.20%
23,560	Gold bullion (b)	19,857,184	37,665,567
PRINCIPAL
International Bonds — 1.91%
International Corporate Bond — 0.23%
Canada 0.23%
2,871,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (c)(d)(e)	3,097,537	1,421,145

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 1.91% — (continued)
International Government Bonds — 1.68%
France 0.24%
1,170,538 EUR	France Government Bond OAT 3.00% due 07/25/12 (f)	$1,408,493	$1,481,860
Hong Kong 1.02%
16,000,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	2,059,228	2,064,091
17,450,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	2,276,181	2,276,063
14,000,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	1,821,582	1,820,985
		6,156,991	6,161,139
Taiwan 0.42%
38,000,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	1,178,113	1,272,230
38,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	1,219,917	1,282,518
		2,398,030	2,554,748
Total International Government Bonds		9,963,514	10,197,747
Total International Bonds		13,061,051	11,618,892
U.S. Treasury Bills — 1.31%
$2,759,000	U.S. Treasury Bill 0.04% due 07/26/12	2,758,923	2,758,923
2,759,000	U.S. Treasury Bill 0.06% due 08/23/12	2,758,777	2,758,777
2,480,000	U.S. Treasury Bill 0.07% due 09/06/12	2,479,677	2,479,705
Total U.S. Treasury Bills		7,997,377	7,997,405
Commercial Paper — 14.49%
International Commercial Paper — 5.33%
Bermuda 1.10%
5,000,000 USD	Bunge Limited 0.25% due 07/02/12	4,999,965	4,999,965
1,676,000 USD	Bunge Limited 0.30% due 07/20/12	1,675,735	1,675,735
France 0.37%
2,256,000 USD	Sanofi 0.13% due 08/24/12	2,255,560	2,255,560

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 14.49% — (continued)
International Commercial Paper — 5.33% — (continued)
Germany 0.49%
1,240,000 USD	BASF AG 0.15% due 08/15/12	$1,239,767	$1,239,767
386,000 USD	Henkel Corporation 0.15% due 07/03/12	385,997	385,997
1,366,000 USD	Siemens Company 0.13% due 07/09/12	1,365,961	1,365,961
Italy 0.11%
686,000 USD	Eni S.p.A. 0.47% due 07/10/12	685,921	685,921
Switzerland 2.49%
2,083,000 USD	Nestlé SA 0.02% due 07/02/12	2,082,999	2,082,999
5,000,000 USD	Nestlé SA 0.13% due 08/15/12	4,999,187	4,999,187
2,036,000 USD	Nestlé SA 0.17% due 08/29/12	2,035,433	2,035,433
6,000,000 USD	Roche Holdings, Inc. 0.11% due 07/06/12	5,999,908	5,999,908
United Kingdom 0.77%
1,351,000 USD	BP PLC 0.21% due 08/20/12	1,350,606	1,350,606
3,335,000 USD	Reed Elsevier, Inc. 0.35% due 07/02/12	3,334,968	3,334,968
Total International Commercial Paper		32,412,007	32,412,007
U.S. Commercial Paper — 9.16%
$874,000	Abbott Laboratories 0.14% due 07/30/12	873,902	873,902
1,156,000	Archer Daniels Midland Company 0.12% due 07/19/12	1,155,931	1,155,931
620,000	AutoZone, Inc. 0.41% due 07/16/12	619,897	619,897
2,080,000	Baker Hughes, Inc. 0.18% due 07/05/12	2,079,958	2,079,958
1,040,000	Baxter International, Inc. 0.25% due 07/10/12	1,039,935	1,039,935
1,256,000	Campbell Soup Company 0.18% due 08/01/12	1,255,805	1,255,805
1,607,000	Chevron Corporation 0.08% due 07/06/12	1,606,982	1,606,982
909,000	Chevron Corporation 0.10% due 08/09/12	908,902	908,902

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2012 (unaudited)

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 14.49% — (continued)
U.S. Commercial Paper — 9.16% — (continued)
$3,089,000	Chevron Corporation 0.11% due 07/18/12	$3,088,840	$3,088,840
1,930,000	Coca-Cola Company 0.17% due 08/21/12	1,929,535	1,929,535
2,137,000	ConocoPhillips 0.12% due 07/13/12	2,136,915	2,136,915
1,221,000	ConocoPhillips 0.17% due 08/06/12	1,220,793	1,220,793
1,348,000	ConocoPhillips 0.20% due 07/18/12	1,347,873	1,347,873
253,000	ConocoPhillips 0.21% due 08/07/12	252,945	252,945
1,201,000	Consolidated Edison, Inc. 0.30% due 07/05/12	1,200,960	1,200,960
1,240,000	Consolidated Edison, Inc. 0.30% due 07/11/12	1,239,897	1,239,897
406,000	Devon Energy Corporation 0.33% due 07/16/12	405,944	405,944
992,000	Duke Energy Corporation 0.45% due 08/21/12	991,382	991,382
1,819,000	Ebay, Inc. 0.17% due 09/19/12	1,818,313	1,818,286
364,000	EI du Pont de Nemours & Company 0.16% due 07/19/12	363,971	363,971
325,000	Emerson Electric Company 0.11% due 07/09/12	324,992	324,992
1,246,000	Google, Inc. 0.10% due 07/12/12	1,245,962	1,245,962
1,994,000	Illinois Tool Works, Inc. 0.14% due 07/10/12	1,993,930	1,993,930
1,264,000	Johnson & Johnson 0.11% due 08/01/12	1,263,880	1,263,880
1,297,000	Medtronic, Inc. 0.13% due 09/20/12	1,296,621	1,296,290
4,954,000	Medtronic, Inc. 0.14% due 08/14/12	4,953,152	4,953,152
831,000	Merck & Company, Inc. 0.11% due 07/10/12	830,977	830,977
1,364,000	Merck & Company, Inc. 0.11% due 07/24/12	1,363,904	1,363,904
5,012,000	Merck & Company, Inc. 0.12% due 07/16/12	5,011,749	5,011,749
1,197,000	Merck & Company, Inc. 0.13% due 07/06/12	1,196,978	1,196,978

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 14.49% — (continued)
U.S. Commercial Paper — 9.16% — (continued)
$772,000	Merck & Company, Inc. 0.13% due 07/16/12	$771,958	$771,958
668,000	Philip Morris International, Inc. 0.05% due 07/27/12	667,976	667,976
637,000	Philip Morris International, Inc. 0.13% due 07/23/12	636,949	636,949
2,319,000	Proctor & Gamble Company 0.14% due 08/06/12	2,318,675	2,318,675
990,000	Texas Instruments, Inc. 0.12% due 07/23/12	989,927	989,927
1,059,000	Texas Instruments, Inc. 0.12% due 07/27/12	1,058,908	1,058,908
1,273,000	WellPoint, Inc. 0.20% due 07/26/12	1,272,823	1,272,823
332,000	WellPoint, Inc. 0.31% due 08/10/12	331,886	331,886
2,583,000	Western Union Company 0.35% due 07/02/12	2,582,975	2,582,975
Total U.S. Commercial Paper		55,652,902	55,652,544
Total Commercial Paper		88,064,909	88,064,551
Total Investments — 99.29%		$556,539,143	603,437,149
Other Assets in Excess of Liabilities — 0.71%			4,288,796
Net Assets — 100.00%			$607,725,945

  (a)  Securities with a total market value equal to $383,743,880 have been fair valued based on fair value adjustment factors at June 30, 2012.

  (b)  Non-income producing security/commodity.

  (c)  Security is deemed illiquid. At June 30, 2012, the value of these securities amounted to $3,788,196 or 0.62% of net assets.

  (d)  Issuer is in default.

  (e)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (f)  Inflation protected security.

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2012 (unaudited)

At June 30, 2012, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$101,930,450
Gross unrealized depreciation	(55,032,444)
Net unrealized appreciation	$46,898,006

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

NVDR  — Non-Voting Depository Receipt

OAT  — French Treasury Obligation

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT JUNE 30, 2012	UNREALIZED APPRECIATION AT JUNE 30, 2012	UNREALIZED DEPRECIATION AT JUNE 30, 2012
09/12/12	5,802,000	Euro	$7,597,023	$7,348,596	$248,427	$—
10/17/12	3,116,000	Euro	4,111,718	3,948,254	163,464	—
11/14/12	11,362,000	Euro	14,790,032	14,393,951	396,081	—
12/12/12	9,490,000	Euro	12,444,778	12,020,022	424,756	—
08/15/12	2,739,630,000	Japanese Yen	35,524,224	34,319,623	1,204,601	—
09/12/12	1,596,866,000	Japanese Yen	19,857,877	20,015,264	—	(157,387)
10/17/12	556,956,000	Japanese Yen	6,908,324	6,984,568	—	(76,244)
12/12/12	1,516,192,000	Japanese Yen	19,059,549	19,027,654	31,895	—
			$120,293,525	$118,057,932	$2,469,224	$(233,631)
Foreign Currency Exchange Contracts — Purchases
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT JUNE 30, 2012	UNREALIZED APPRECIATION AT JUNE 30, 2012	UNREALIZED DEPRECIATION AT JUNE 30, 2012
07/18/12	1,000,000	Euro	$1,336,197	$1,265,849	$—	$(70,348)

See Notes to Financial Statements.

Overseas Variable Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.34%
Consumer Staples	7.97
Energy	4.17
Financials	9.22
Health Care	5.82
Industrials	17.17
Information Technology	5.75
Materials	10.66
Telecommunication Services	1.89
Utilities	0.93
Total International Common Stocks	74.92
International Preferred Stock
Information Technology	0.46
Total International Preferred Stock	0.46
Commodity	6.20
International Bonds
Government Issues	1.68
Materials	0.23
Total International Bonds	1.91
U.S. Treasury Bills	1.31
Commercial Paper
International Commercial Paper	5.33
U.S. Commercial Paper	9.16
Total Commercial Paper	14.49
Total Investments	99.29%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$536,681,959
Gold bullion	19,857,184
Foreign currency	278,954
Total Investments, at Cost	556,818,097
Investments, at Value (Note 1)
Investments	565,771,582
Gold bullion	37,665,567
Foreign currency	271,760
Total Investments, at Value	603,708,909
Cash	26,877
Receivable for forward currency contracts held, at value (Note 1)	2,469,224
Receivable for investment securities sold	2,565,172
Receivable for Fund shares sold	770
Accrued interest and dividends receivable	1,236,700
Other assets	16,309
Total Assets	610,023,961
Liabilities
Payable for Fund shares redeemed	483,360
Payable for investment securities purchased	189,888
Payable for forward currency contracts held, at value (Note 1)	303,979
Investment advisory fees payable (Note 2)	356,211
Distribution fees payable (Note 3)	118,737
Administrative fees payable (Note 2)	38,303
Trustee fees payable	1,694
Accrued expenses and other liabilities	805,844
Total Liabilities	2,298,016
Net Assets	$607,725,945

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

June 30, 2012 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$22,268
Capital surplus	512,291,039
Net unrealized appreciation on:
Investments (net of $231,945 deferred capital gain country tax)	46,666,061
Foreign currency and forward contract related translation	2,134,478
Undistributed net realized gains on investments, foreign currency and forward contracts	48,140,693
Undistributed net investment loss	(1,528,594)
Net Assets	$607,725,945
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	22,268,404
Net asset value per share and redemption proceeds per share	$27.29

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Statement of Operations  Six-Months Ended June 30, 2012 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest (net of $4,181 foreign taxes withheld)	$228,590
Dividends (net of $1,034,243 foreign taxes withheld)	8,853,154
Total Income	9,081,744
Expenses
Investment advisory fees (Note 2)	2,294,814
Administrative costs (Note 2)	49,937
Distribution fees (Note 3)	764,938
Shareholder servicing agent fees	491,164
Custodian and accounting fees	138,529
Professional fees	53,060
Shareholder reporting fees	19,782
Trustees' fees	9,101
Registration and filing fees	1,500
Other Expenses	18,860
Total Expenses	3,841,685
Net Investment Income (Note 1)	5,240,059
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions (net of capital gain country tax of $6,310)	13,030,240
Foreign currency and forward contract related transactions	4,809,570
17,839,810
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $99,132)	3,026,018
Foreign currency and forward contract related translation	(452,852)
2,573,166
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	20,412,976
Net Increase in Net Assets Resulting from Operations	$25,653,035

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	SIX-MONTHS ENDED JUNE 30, 2012 (unaudited)	YEAR ENDED DECEMBER 31, 2011
Operations
Net investment income	$5,240,059	$5,167,640
Net realized gain from investments, foreign currency and forward contract related transactions	17,839,810	31,688,795
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	2,573,166	(76,712,083)
Net increase (decrease) in net assets resulting from operations	25,653,035	(39,855,648)
Distribution to Shareholders
Dividends paid from net investment income	—	(7,702,015)
Distributions paid from net realized gains from investment transactions	—	(10,686,271)
Decrease in net assets resulting from distributions	—	(18,388,286)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	24,068,122	82,023,019
Net asset value of shares issued for reinvested dividends and distributions	—	18,386,884
Cost of shares redeemed	(46,960,679)	(56,844,918)
Increase (decrease) in net assets from Fund share transactions	(22,892,557)	43,564,985
Net increase (decrease) in net assets	2,760,478	(14,678,949)
Net Assets (Note 1)
Beginning of period	604,965,467	619,644,416
End of period	$607,725,945	$604,965,467
Undistributed net investment loss	$(1,528,594)	$(6,768,653)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Financial Highlights

	SIX-MONTHS ENDED JUNE 30, 2012		YEAR ENDED DECEMBER 31,
	(unaudited)		2011	2010	2009	2008	2007
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	26.23		28.89	24.65	20.80	29.56	27.42
Income (loss) from investment operations:
Net investment income ($)	0.24		0.24	0.13	0.20	0.43	0.38
Net realized and unrealized gains (losses) on investments	0.82		–2.06	4.59	4.02	–6.02	1.76
Total income (loss) from investment operations	1.06		–1.82	4.72	4.22	–5.59	2.14
Less distributions:
Distributions from net investment income ($)	—		–0.35	–0.48	–0.12	–0.35	—
Distributions from capital gains	—		–0.49	—	–0.25	–2.82	—
Total distributions	—		–0.84	–0.48	–0.37	–3.17	—
Net asset value, end of period ($)	27.29		26.23	28.89	24.65	20.80	29.56
Total Return (%)	4.04	(a)	–6.30	19.17	20.25	–18.82	7.80
Ratios and supplemental data
Net assets, end of period (thousands) ($)	607,726		604,965	619,644	484,171	279,671	314,650
Ratio of operating expenses to average net assets including earnings credits (%)(c)	1.26	(b)	1.25	1.31	1.28	1.32	1.23
Ratio of net investment income to average net assets including earnings credits (%)(d)	1.71	(b)	0.82	0.51	0.89	1.60	1.28
Portfolio turnover rate (%)	5.31	(a)	17.48	13.38	9.51	9.09	53.65

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (d)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

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Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non–U.S. corporations.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

(continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Notes to Financial Statements (unaudited)

in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

(continued)

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2012:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$71,979,803	$383,331,034	$—	$455,310,837
International Preferred Stock	—	2,779,897	—	2,779,897
Commodity*	37,665,567	—	—	37,665,567
International Corporate Bond	—	1,421,145	—	1,421,145
International Government Bonds	—	10,197,747	—	10,197,747
U.S. Treasury Bills	—	7,997,405	—	7,997,405
International Commercial Paper	—	32,412,007	—	32,412,007
U.S. Commercial Paper	—	55,652,544	—	55,652,544
Foreign Currency Contracts**	—	2,469,224	—	2,469,224
Total	$109,645,370	$496,261,003	$—	$605,906,373
Liabilities:
Foreign Currency Contracts**	$—	$303,979	$—	$303,979
Total	$—	$303,979	$—	$303,979

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

    International Common Stocks valued at $386,912,039 and International Preferred Stocks valued at $8,023,686 were transferred from Level 1 to Level 2 as of June 30, 2012. At December 31, 2011, these securities were valued using quoted market prices in active markets; at June 30, 2012, these securities were valued based on fair value adjustment factors. There were no transfers from Level 2 to Level 1 as of June 30, 2012.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Notes to Financial Statements (unaudited)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of FEF. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

(continued)

portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At June 30, 2012, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign currency	$2,469,224	$303,979	$4,790,221	$(440,124)

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Notes to Financial Statements (unaudited)

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income, dividends and capital gains distributions on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

(continued)

be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-month period ended June 30, 2012, the Fund reimbursed the Adviser $25,781 and had payable to the Adviser $38,303.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Notes to Financial Statements (unaudited)

of $1,694. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2012 the distribution fees incurred by the Fund was $764,938.

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2012, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $28,341,978 and $74,026,645, respectively.

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2012.

Note 5 — Line of Credit

As of October 4, 2011, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

(continued)

the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the six-month period ended June 30, 2012, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED JUNE 30, 2012	YEAR ENDED DECEMBER 31, 2011
Shares sold	901,159	2,903,125
Shares issued for reinvested dividends	—	703,939
Shares redeemed	(1,695,144)	(1,992,067)
Net increase (decrease)	(793,985)	1,614,997

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

Notes to Financial Statements (unaudited)  (continued)

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

This page was intentionally left blank.

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2012 and held for the six-months ended June 30, 2012.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	4.04%	$1,000.00	$1,040.40	1.26%	$6.39

  1  For the six-months ended June 30, 2012.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on January 1, 2012 and held for the six-months ended June 30, 2012.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.60	1.26%	$6.32

  1  For the six-months ended June 30, 2012.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2012

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.          Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.          Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.          Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.          Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.          Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.          Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.          Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: August 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: August 22, 2012

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: August 22, 2012

*          Print the name and title of each signing officer under his or her signature.